UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas	67210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

N/A

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 30, 2014, Spirit AeroSystems, Inc. (“Spirit”), a wholly-owned subsidiary of Spirit AeroSystems Holdings, Inc. (the “Company”), completed the sale (the “Transaction”) to Triumph Aerostructures — Tulsa, LLC, a wholly-owned subsidiary of Triumph Group, Inc. (“Buyer”), of Spirit’s G280 and G650 programs, consisting of the design, manufacture and support of structural components for the Gulfstream G280 and G650 aircraft in Spirit’s facilities in Tulsa, Oklahoma (the “Business”), pursuant to that certain Asset Purchase Agreement, dated as of December 8, 2014 (as amended by that certain Amendment No. 1, dated as of December 30, 2014, the “Agreement”) among Spirit, Buyer and Triumph Group, Inc.

Pursuant to the Agreement, Spirit paid Buyer $160 million in cash at closing.  In addition, in the event more than 250 wing shipsets for the G280 program are delivered to Israel Aerospace Industries, Ltd. (“IAI”), a customer of the Business, Spirit will pay to Buyer $275,000 for each subsequent wing shipset delivered to IAI, up to a total of $23.5 million.

Pursuant to the Agreement, Buyer acquired substantially all of the assets associated with the Business, including, without limitation, customer and vendor contracts, inventory, property, plant and equipment, and specified intellectual property, and Buyer assumed certain specified liabilities associated with the Business, including, without limitation, liabilities under customer and vendor contracts arising after the closing and liabilities for defective design or manufacture, in each case subject to certain exceptions.

The Transaction was previously described in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 12, 2014.

Item 9.01                                           Financial Statements; Exhibits.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company, which reflects the disposition described in Item 2.01, are furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of December 8, 2014, among Spirit, Buyer and Triumph Group, Inc.*

2.2	Amendment No.1 to Asset Purchase Agreement, dated as of December 30, 2014, among Spirit, Buyer and Triumph Group, Inc. *

99.1	Unaudited pro forma condensed consolidated financial statements of the Company

* Exhibits and schedules to the Asset Purchase Agreement and Amendment No. 1 to Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: January 6, 2015	By:	/s/ Sanjay Kapoor
Name: Sanjay Kapoor
Title: Senior Vice President and Chief Financial Officer